UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                     _____________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2009

                              DATARAM CORPORATION
___________________________________________________________________________
            (Exact name of registrant as specified in charter)

        New Jersey                 1-8266                       22-18314-09
___________________________________________________________________________
State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                  File Number)         Identification No.)

     Route 571, P. O. Box 7258, Princeton, NJ                   08543-7528
___________________________________________________________________________
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   (609) 799-0071
___________________________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











Item 2.01     Acquisition or Disposition of Assets

     On March 31, 2009, Dataram Corporation acquired certain assets, including accounts receivable, equipment and the leasehold interest in the operating facility, of Micro Memory Bank, Inc. ("MMB"), a privately-held Pennsylvania corporation. The portion of the purchase price payable at closing was $994,453 consisting of a cash payment of $52,346 and the assumption of certain payables and debt totaling $942,107. The source of the purchase price funds was Dataram's cash reserves. Under the terms of the agreement with MMB, the remaining portion of the purchase price is contingent upon the performance of the new Dataram business unit to be operated as a result of the acquisition (the "Unit") and consists of a percentage averaging 65% over the next four years of earnings before interest, taxes, depreciation and amortization ("EBITDA") of the Unit. Dataram has also employed David Sheerr, formerly President of MMB, as general manager of the Unit.

     The MMB Unit will continue to design and manufacture memory from its facility in Montgomeryville, Pennsylvania. Its products include memory upgrades for IBM, Sun, HP and Compaq computer systems. It will also continue to market and sell new and refurbished factory original memory upgrades manufactured by IBM, Sun, HP and Compaq as well as factory original modules manufactured by Micron, Hynix, Samsung, Elpida, Nanya and Qimonda, and will continue to purchase excess memory inventory from other parties as well.

Item 9.01  Statements and Exhibits

(a) Financial statements of business acquired. The information is not required for this transaction pursuant to Rule 8-04(b) of Regulation S-X.

(b)  Pro forma financial information.

     The information is not required for this transaction pursuant to Rule 8-05 of Regulation S-X.

(c)  Exhibits

     Exhibit 2 - Asset Purchase Agreement dated March 20, 2009, by and among Dataram Corporation, Micro Memory Bank, Inc. and Mr. David Sheerr. Dataram is requesting confidential treatment for this document under Rule 24b-2.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATARAM CORPORATION
                                 By:  MARK MADDOCKS

Date:     April 6, 2009               /s/ Mark Maddocks
                                      ____________________________
                                      Mark Maddocks, Vice President-Finance
                                      and Chief Financial Officer